UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2015

LUNA INNOVATIONS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-52008	54-1560050
(Commission File No.)	(IRS Employer Identification No.)

1 Riverside Circle, Suite 400

Roanoke, Virginia 24016

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 540-769-8400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On Thursday, March 5, 2015, Luna Innovations Incorporated (the “Company” or “Luna” ) issued a press release announcing the anticipated timing of its announcement of its fourth quarter and full year 2014 financial results, and providing an update as to the timing of the Company’s proposed merger with Advanced Photonix, Inc. (“API”). A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This report includes information that constitutes “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risk and uncertainties. These statements include our expectations regarding the timing of the proposed stockholder meetings of Luna and Advanced Photonix and the completion of the merger. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of the companies may differ materially from the future results, performance and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, but are not limited to: the timing of the effectiveness of the registration statement filed by Luna, the approval of the merger and related matters by the companies’ respective stockholders and satisfaction of other closing conditions of the merger. Uncertainties regarding technical and scientific difficulties, issues that might arise in any particular business relationship and other risks and uncertainties are set forth in the companies’ periodic reports and other filings with the Securities and Exchange Commission. Such filings are available at the SEC’s website at http://www.sec.gov, and at the companies’ websites at http://www.lunainc.com and http://www.advancedphotonix.com. The statements made in this report are based on information available to Luna as of the date of this report and Luna undertakes no obligation to update any of the forward-looking statements after the date of this report.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction in connection with the transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information Has Been and Will Be Filed with the SEC

Luna has filed with the SEC a registration statement on Form S-4 that includes a preliminary joint proxy statement of Luna and API and also constitutes a preliminary prospectus of Luna. The registration statement has not yet become effective. Luna and API plan to mail the joint proxy statement/prospectus to their respective stockholders in connection with the transaction.

INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LUNA, API, THE TRANSACTION AND RELATED MATTERS.

Investors and stockholders will be able to obtain free copies of the definitive joint proxy statement/prospectus and other documents filed with the SEC by Luna and API through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the definitive joint proxy statement/prospectus and other documents filed by Luna with the SEC by contacting Luna at One Riverside Circle, Suite 400, Roanoke, Virginia 24016, Attention: Investor Relations or by calling 540-769-8400, and will be able to obtain free copies of the definitive joint proxy statement/prospectus and other documents filed by API by contacting API at 2925 Boardwalk Drive, Ann Arbor, Michigan 48104, Attention: Investor Relations or by calling 734-864-5699.

Participants In the Solicitation

Luna and API and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective stockholders of Luna and API in respect of the transaction described in the joint proxy statement/prospectus. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective stockholders of Luna and API in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive joint proxy statement/prospectus when it is filed with the SEC. Information regarding Luna’s directors and executive officers is contained in Luna’s Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC on April 10, 2014 and its proxy statement on Schedule 14A, filed with the SEC on April 15, 2014, which are filed with the SEC. Information regarding API’s directors and executive officers is contained in API’s Annual Report on Form 10-K for the year ended March 31, 2014 and its proxy statement on Schedule 14A, filed with the SEC on July 11, 2014.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press release issued by Luna Innovations Incorporated on March 5, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2015	LUNA INNOVATIONS INCORPORATED

	By:	/s/ Talfourd H. Kemper, Jr.
Talfourd H. Kemper, Jr.
Vice President and General Counsel